EXHIBIT 10.1

                     STANDBY EQUITY DISTRIBUTION AGREEMENT
                     -------------------------------------

         AGREEMENT dated as of the 26th day of August 2004 (the "AGREEMENT") between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and CAPITAL SOLUTIONS I, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Six Million Dollars ($6,000,000) of the Company's common stock, par value $.0000001 per share (the "COMMON STOCK"); and

         WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("REGULATION D") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "SECURITIES ACT"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

         WHEREAS, the Company has engaged Newbridge Securities Corporation, to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "PLACEMENT AGENT AGREEMENT").

         NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I.
                               CERTAIN DEFINITIONS

         Section 1.1. "ADVANCE" shall mean the portion of the Commitment Amount requested by the Company in an Advance Notice.

         Section 1.2. "ADVANCE DATE" shall mean the date the Escrow Agent's account is in receipt of the funds from the Investor and the Escrow Agent is in possession of shares of the Company Common Stock free of restrictive legends. No Advance Date shall be less than six (6) Trading Days after an Advance Notice Date.

         Section 1.3. "ADVANCE NOTICE" shall mean a written notice, in form substantially similar to Exhibit A, to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

         Section 1.4. "ADVANCE NOTICE DATE" shall mean each date the Company delivers to the Investor an Advance Notice.

         Section 1.5. "BID PRICE" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

         Section 1.6. "CLOSING" shall mean a closing of a purchase and sale of Common Stock pursuant to Section 2.3.

         Section 1.7. "COMMITMENT AMOUNT" shall mean the aggregate amount of up to Six Million Dollars ($6,000,000) which the Investor has agreed to provide to the Company in consideration for the Company's Common Stock issued to the Investor pursuant to the terms and subject to the conditions of this Agreement.

         Section 1.8. "COMMITMENT PERIOD" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Six Million Dollars ($6,000,000), (y) the date this Agreement is terminated pursuant to
Section 2.5, or (z) the date occurring twenty-four (24) months after the Effective Date.

         Section 1.9. "COMMON STOCK" shall mean the Company's common stock, par value $.0000001 per share.

         Section 1.10. "CONDITION SATISFACTION DATE" shall have the meaning set forth in Section 7.2.

         Section 1.11. "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section 1.12. "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

         Section 1.13 "ESCROW AGENT" shall mean Butler Gonzalez LLP.

         Section 1.14 "ESCROW AGREEMENT" shall mean the escrow agreement among the Company, the Investor, and the Escrow Agent dated the date hereof.

         Section 1.15 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         Section 1.16 "INVESTOR'S COUNSEL" shall mean Butler Gonzalez LLP.

         Section 1.16 "MATERIAL ADVERSE EFFECT" shall mean any condition, circumstance, or situation that prohibits or materially interferes with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

         Section 1.17 "MARKET PRICE" shall mean the lowest closing bid price of the Common Stock during the Pricing Period.











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
         Section 1.18 "MAXIMUM ADVANCE AMOUNT" shall be shall be Eighty Five Thousand Dollars ($85,000) per Advance Notice.

         Section 1.19 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.20 "PERSON" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section  1.21  "PLACEMENT   AGENT"  shall  mean  Newbridge   Securities
Corporation, a registered broker-dealer.

         Section 1.22 "PRICING PERIOD" shall mean the five (5) consecutive Trading Days after a related Advance Notice Date.

         Section 1.23 "PRINCIPAL MARKET" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.24 "PURCHASE PRICE" shall be set at ninety five percent (95%) of the Market Price during the Pricing Period.

         Section 1.25 "REGISTRABLE SECURITIES" shall mean the shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold or
(iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

         Section 1.26 "REGISTRATION RIGHTS AGREEMENT" shall mean that certain Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

         Section 1.27 "REGISTRATION STATEMENT" shall mean a registration statement on Form S-1, S-2, S-3 or SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

         Section 1.28 "REGULATION D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.29 "SEC" shall mean the Securities and Exchange Commission.

         Section 1.30 "SECURITIES ACT" shall have the meaning set forth in the recitals of this Agreement.








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
         Section 1.31 "SEC DOCUMENTS" shall mean Annual Reports on Form 10-KSB, (or 10-K, as applicable), Quarterly Reports on Form 10-QSB, (or 10-Q, as applicable), Current Reports on Form 8-K and proxy statements (or information statements, as applicable) of the Company as amended and/or supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or an applicable Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

         Section 1.32 "TRADING DAY" shall mean any day during which the New York Stock Exchange shall be open for business.




                                   ARTICLE II.
                                    ADVANCES

         Section 2.1. INVESTMENTS.

                  (a) ADVANCES. Upon the terms and subject to the conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Any fractional share shall be rounded up to the next whole number . The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

         Section 2.2. MECHANICS.

                  (a) ADVANCE NOTICE. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice, shall not be more than the Maximum Advance Amount. There will be a minimum of seven (7) Trading Days between each Advance Notice Date.

                  (b) DATE OF DELIVERY OF ADVANCE NOTICE. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

                  (c) HARDSHIP. In the event the Investor sells the Company's Common Stock as outlined in this Agreement and the Company fails to perform its obligations as mandated herein and specifically fails to provide the Investor with the shares of Common Stock for the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all reasonable and identifiable losses, commissions, fees,




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
or financial hardship caused to the Investor in an amount not to exceed two (2) times the amount of the applicable Advance.

         Section 2.3. CLOSINGS. On each Advance Date (i) the Company shall deliver to the Escrow Agent shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor in accordance with the Escrow Agreement and (ii) the Investor shall deliver to the Escrow Agent the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall promptly be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to each Advance Date, each of the Company and the Investor shall deliver to the other through the Investor's Counsel all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement. To the extent the Company has not paid the fees, expenses, and disbursements of the Investor and the Investor's counsel in accordance with
Section 12.3, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

         Section 2.4. TERMINATION OF INVESTMENT. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty
(50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, and (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

         Section 2.5. AGREEMENT TO ADVANCE FUNDS.

                  (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

                           (i) Escrow  Agent shall have  received  the shares of
Common Stock applicable to the Advance in accordance with Section 2.3 hereof;

                           (ii) the  Registration  Statement with respect to the
resale of the Registrable Securities by the Investor in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

                           (iii) the Company  shall have  obtained  all material
permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities by the Company to the Investor shall be legally permitted by all laws and regulations to which the Company is subject;

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

                           (iv) the Company shall have filed with the Commission
all reports required to be filed by it for the past twelve (12) months under the Exchange Act and the rules and regulations thereunder;

                           (v) the fees as set forth in Section 12.4 below shall
have been paid or can be withheld as provided in Section 2.3; and

                           (vi) the  conditions  set forth in Section  7.2 shall
have been satisfied;



                           (vii)  The  Company's  transfer  agent  shall be DWAC
eligible.

         Section 2.6. LOCK UP PERIOD.

                           (i) During the Commitment  Period,  the Company shall
not, without five (5) business days prior written notice, issue or sell (i) any Common Stock or preferred stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance. For purposes hereof, the Bid Price of shares of Preferred Stock shall be the Bid Price of the underlying common stock multiplied by the number of shares of common stock for which each such share of Preferred Stock may convert.

                           (ii) On the date  hereof,  the Company  shall  obtain
from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.6(b).


                                  ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance Date:

         Section 3.1. ORGANIZATION AND AUTHORIZATION. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned party executing on behalf of the Investor has the right, power and authority to execute and deliver this Agreement and all other instruments related thereto (including, without limitations, the Registration Rights Agreement),







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
on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

         Section 3.2. EVALUATION OF RISKS. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

         Section  3.3.  NO  LEGAL   ADVICE  FROM  THE   COMPANY.   The  Investor
acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

         Section 3.4. INVESTMENT PURPOSE. The securities are being purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

         Section 3.5. ACCREDITED INVESTOR. As of the date hereof and as of any Closing, the Investor is and shall be an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act. The Investor's financial condition is such that it is able to bear the risk of holding the shares of Common Stock issued hereunder for an indefinite period of time, and the risk of loss of its entire investment. The Investor has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investments in the Company.

         Section 3.6. INFORMATION. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in




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this Agreement.  The Investor  understands  that its investment  involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

         Section 3.7. RECEIPT OF DOCUMENTS. The Investor and its counsel has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the SEC Documents and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained in the above referenced documents and has not been furnished any other documents, literature, memorandum or prospectus.

         Section 3.8. REGISTRATION RIGHTS AGREEMENT AND ESCROW AGREEMENT. The parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

         Section 3.9. NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

         Section 3.10. NOT AN AFFILIATE. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act). Neither the Investor nor its Affiliates has an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor will sell the Shares to be issued to the Investor pursuant to the Advance Notice, even if the Shares have not been delivered to the Investor.

         Section 3.11. TRADING ACTIVITIES. The Investor's trading activities with respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded including, but not limited to, the antifraud and anti-manipulation provisions of the federal securities laws, Section 17(a) of the Securities Act, Sections 9, 10(b) and 15(c) of the Exchange Act and Rule 10b-5 under the Exchange Act. . Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company and, the Investor shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or National Association of Securities Dealers rules on any hedging transactions with respect to the Common Stock. Without limiting the foregoing, the Investor agrees not to engage in any naked short transactions in excess of the amount of shares owned (or an offsetting long position) during the Commitment Period. The Investor shall be entitled to sell Common Stock during the applicable Pricing Period.




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         Section 3.12. SHARES NOT REGISTERED.  The Investor understands that the
Investor's Shares have not been registered under the Securities Act and that such Investor's Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

         Section 3.13. NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement by the Investor and the consummation by it of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by the Investor (with or without notice or lapse of time, or both) under (i) any provision of the organizational documents of the Investor or (ii) in any material respect, any judgment, order, statute, law, ordinance, rule or regulations, applicable to the Investor or its respective properties or assets.

         Section 3.14 BROKERS. The Investor has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

         Section   3.15   CONSENTS.   All   consents,   approvals,   orders  and
authorizations required on the part of the Investor in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective.




                                   ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to, and agrees with, the Investor that the following are true and correct as of the date hereof, except as stated on the disclosure schedules or in the SEC Documents:

         Section 4.1. INCORPORATION. The Company is duly incorporated and validly existing in the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

         Section 4.2. AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly


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authorized  by the  Company's  Board of  Directors  and no  further  consent  or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         Section 4.3. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 20,000,000,000 shares of Common Stock, par value $.0000001 per share and 200,000,000 shares of Preferred Stock, par value $.0000001 per share, of which 251,222,212 shares of Common Stock and 50,000 shares of Preferred Stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. As of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements registering the offer and sale of securities under the Securities Act other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         Section 4.4. NO CONFLICT. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or of its By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws , respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries which would cause a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

         Section 4.5. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 1, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act (with the exception of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2003, which, as of the date hereof, has not yet been filed pursuant to Rule 12b-25 under the Exchange Act). The Company has made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial
Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 4.6. 10b-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 4.7 ABSENCE OF EVENTS OF DEFAULT. No Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, financial condition or results of operations.

         Section 4.8 INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

         Section 4.9 EMPLOYEE RELATIONS. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

         Section 4.10  ENVIRONMENTAL  LAWS. The Company and its subsidiaries are
(i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

         Section 4.11 TITLE. The Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         Section 4.12 INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         Section 4.13 REGULATORY PERMITS. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         Section 4.14 INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         Section 4.15 NO MATERIAL ADVERSE BREACHES, ETC. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition or results of operations of the Company or its subsidiaries.

         Section 4.16 ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or have a Material Adverse Effect on the business, properties, financial condition or results of operation of the Company and its subsidiaries.

         Section 4.17 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

         Section 4.18 TAX STATUS. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         Section 4.19 CERTAIN TRANSACTIONS. None of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         Section 4.20 FEES AND RIGHTS OF FIRST REFUSAL. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

         Section 4.21 USE OF PROCEEDS. The Company represents that the net proceeds from this offering will be used for general corporate purposes.
However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

         Section 4.22 FURTHER REPRESENTATION AND WARRANTIES OF THE COMPANY. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

         Section 4.23 DILUTION. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                   ARTICLE V.
                                 INDEMNIFICATION

         The Investor and the Company represent to the other the following with respect to itself:

         Section 5.1. INDEMNIFICATION.

                  (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Company, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Company, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees not arising out of any action or inaction of an Investor Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                  (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by or the negligent conduct of the Investor or arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                  (c) The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.




                                   ARTICLE VI.
                            COVENANTS OF THE COMPANY

         Section  6.1.   REGISTRATION   RIGHTS.  The  Company  shall  cause  the
Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

         Section 6.2. LISTING OF COMMON STOCK. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market.

         Section 6.3. EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

         Section 6.4. TRANSFER AGENT INSTRUCTIONS. Not later than two (2) business days after each Advance Notice Date and prior to each Closing and the effectiveness of the Registration Statement and resale of the Common Stock issued pursuant to an Advance Notice by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

         Section 6.5. CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

         Section 6.6. NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE AN ADVANCE. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

         Section 6.7. EXPECTATIONS REGARDING ADVANCE NOTICES. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance
Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

         Section 6.8. RESTRICTION ON SALE OF CAPITAL STOCK. During the Commitment Period, the Company shall not issue or sell (i) any Common Stock or preferred stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance,
(ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or
(iii) file any registration statement on Form S-8.

         Section 6.9. CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of the Company under this Agreement.

         Section 6.10. ISSUANCE OF THE COMPANY'S COMMON STOCK. The Company shall use its reasonable best efforts to comply with all requirements of it necessary for the sales of Common Stock to the Investor hereunder to be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

         Section 6.11 OPINION OF COUNSEL. Prior to an Advance hereunder the Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

                                  ARTICLE VII.
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

         Section 7.1. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligation hereunder of the Company to consummate any Closing and to issue and sell the shares of Common Stock to the Investor hereunder is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

                  (a) Accuracy of the Investor's Representations and Warranties. The representations and warranties contained herein of the Investor shall be true and correct in all material respects on and as of an applicable Closing Date with the same force and effect as though made on and as of such Closing Date.

                  (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

                  (c) Registration Rights Agreement. The Registration Rights Agreement shall have been executed and delivered to the Company by the Investor.

                  (d) No Proceedings. No proceeding or other governmental action challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the transactions contemplated hereby, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

                  (e) Sale of Common Stock. The sale of Common Stock to the Investor pursuant to this Agreement shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

                  (f) Underwriter Identification. The Investor shall have been listed and identified as an underwriter in the Registration Statement, as well as a selling shareholder.



         Section 7.2. CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER AN ADVANCE NOTICE AND THE OBLIGATION OF THE INVESTOR TO PURCHASE SHARES OF COMMON STOCK. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

                  (a) REGISTRATION OF THE COMMON STOCK WITH THE SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. The Registration Statement shall have become effective and shall be effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

                  (b) AUTHORITY. The Company shall have made all necessary "blue sky" filings required to be made by the Company in connection with the sale of Common Stock to the Investor pursuant to this Agreement. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

                  (c) FUNDAMENTAL CHANGES. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

                  (d) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                  (e) NO INJUNCTION.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

                  (f) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

                  (g) MAXIMUM ADVANCE AMOUNT. The amount of an Advance requested by the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares of Common Stock issuable to the Investor pursuant to an Advance cause the Investor to own in excess of four and 99/100 percent (4.99%) of the then outstanding Common Stock of the Company.

                  (h) OTHER. On each Condition Satisfaction Date, the Investor shall have received the certificate executed by an officer of the Company in the form of Exhibit A attached hereto.


                                  ARTICLE VIII.
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

         Section  8.1.  DUE  DILIGENCE  REVIEW.  Prior  to  the  filing  of  the
Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement. Notwithstanding the foregoing or any discovery of the Investor made pursuant to this Section 8.1, the provisions of this Section 8.1 shall not constitute a condition of any Closing.

         Section 8.2. NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

                  (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                  (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives. Notwithstanding the foregoing, the Company shall immediately notify the Investors and, any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX.
                           CHOICE OF LAW/JURISDICTION

         Section 9.1. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.


                                   ARTICLE X.
                             ASSIGNMENT; TERMINATION

         Section 10.1. ASSIGNMENT. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

         Section 10.2. TERMINATION. This Agreement may be terminated and the documents, instruments, agreements and transactions contemplated hereunder abandoned and of no further force and effect at any time only as follows, provided that there are no Advance Notices pending:

         (a) The obligations of the Investor to make Advances under Article II hereof shall terminate twenty-four (24) months after the Effective Date.

         (b) In the event the registration statement filed pursuant to the Registration Rights Agreement dated the date hereof of is not declared effective by the SEC within one hundred twenty (120) business days from the date hereof. In the event of a termination pursuant to this Section 10.2(b), the Company shall have no obligation to make any additional payments to and shall have no further liability to the Investor or Butler Gonzalez LLP or any of their respective affiliates, pursuant to this Agreement or any of the documents, instruments or agreements contemplated hereby.

         (c) Any termination pursuant to this Section 10 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement.




                                   ARTICLE XI.
                                     NOTICES

         Section 11.1. NOTICES. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                  Capital Solutions I, Inc.
                                        6915 Red Road - Suite 222
                                        Coral Gables, FL 33143
                                        Attention:        Richard Astrom
                                        Telephone:        (305) 666-6565
                                        Facsimile:        (305) 666-3994

With a copy to:                         Gibson, Dunn & Crutcher LLP
                                        1050 Connecticut Avenue N.W.
                                        Washington, D.C.
                                        Attention:        Brian Lane, Esq.
                                        Telephone:        (202) 887-3646
                                        Facsimile:        (202) 530-9589

If to the Investor(s):                  Cornell Capital Partners, LP
                                        101 Hudson Street -Suite 3700
                                        Jersey City, NJ 07302
                                        Attention:        Mark Angelo
                                                          Portfolio Manager
                                        Telephone:        (201) 985-8300
                                        Facsimile:        (201) 985-8266

With a Copy to:                         Butler Gonzalez LLP
                                        1416 Morris Avenue - Suite 207
                                        Union, NJ 07083
                                        Attention:        David Gonzalez, Esq.
                                        Telephone:        (908) 810-8588
                                        Facsimile:        (908) 810-0973

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.


                                  ARTICLE XII.
                                  MISCELLANEOUS

         Section 12.1. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

         Section 12.2. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         Section 12.3 FEES AND EXPENSES. The Company hereby agrees to pay the following fees:

                  (a) LEGAL FEES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that upon the execution of this Agreement the Company will pay the aggregate amount of Fifteen Thousand Dollars ($15,000) to Butler Gonzalez LLP for legal, administrative, and escrow fees. Any prior fees paid to Butler Gonzalez LLP by the Company in connection with the transactions contemplated by this Agreement shall be credited against this amount. Subsequently on each advance date, the Company will pay Butler Gonzalez LLP, the sum of Five Hundred Dollars ($500) for legal, administrative and escrow fees directly out the gross proceeds held in escrow of any Advances hereunder. Any and all fees for legal expenses paid to the Investor's legal counsel by the Investor shall be paid directly to such counsel and shall not be shared or divided in any manner with the Investor. Other than to the extent explicitly provided for herein, the Company shall be under no obligation to pay any additional fees to Butler Gonzalez LLP pursuant to this Agreement or any of the documents, instruments or agreements contemplated hereby.

                  (b) COMMITMENT FEES.

                           (i) On each Advance Date the Company shall pay to the
Investor, directly from the gross proceeds held in escrow pursuant to the Escrow Agreement dated the date hereof, an amount equal to four percent (4%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by
Section 2.3 of this Agreement.

                           (ii) Upon the execution of this Agreement the Company
shall issue to the Investor shares of the Company's Common Stock in an amount equal to Two Hundred Ninety Thousand Dollars ($290,000) divided by the closing Bid Price of the Company's Common Stock on the date hereof as reported by Bloomberg, L.P. (the "Investor's Shares"). Upon being issued to the Investor the Investor's Shares shall bear the following restrictive legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE

         "RESTRICTED SECURITIES" AS THAT TERM, IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES CAN NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

         Upon the Investor's Shares being registered pursuant to the Registration Rights Agreement or the Investor's Shares being eligible for sale pursuant to Rule 144 under the Act the Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order for the Investor to sell the Investor's Shares without restriction.



                           (iii) FULLY EARNED.  The  Investor's  Shares shall be
deemed fully earned as of the date hereof.

                           (iv) REGISTRATION  RIGHTS. The Investor's Shares will
have registration rights as set forth in the Registration Rights Agreement.

                  (c) DUE DILIGENCE FEE. Within two (2) business days of the submission of the due diligence package to the Investor the Company shall pay to the Investor a due diligence fee of Two Thousand Five Hundred Dollars ($2,500) to defray the costs of performing due diligence on the Company.

         Section 12.4. BROKERAGE. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

         Section 12.5. CONFIDENTIAL INFORMATION. Each of the Company and the Investor agrees to keep confidential, and not to disclose to or use for the benefit of any third party, the existence or terms of this Agreement or any other information which at any time is communicated by the other party as being confidential, without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law (including, without limitation, pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act and the Exchange Act). In furtherance, and not in limitation of
Section 3.11, Investor agrees that it shall not trade the Company's securities if it is in possession of material non-public information relating to the Company.

         Section 12.6. CONFIDENTIALITY. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

         Section 12.7 FURTHER ASSURANCES. The parties agree to cooperate fully to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

         Section 12.8 SEVERABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

         Section 12.9 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

         Section 12.10 ASSIGNMENT. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. The Investor may not assign its rights or obligations under this Agreement or designate another person to (i) perform all or part of its obligations under this Agreement or (ii) have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the Company, which consent will not be unreasonably withheld. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.


         Section 12.12 EXPENSES. Except as otherwise specifically set forth herein, each party hereto will bear its own costs and expenses in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.


         Section 12.13 NO FURTHER INVESTMENT DECISION. The Investor covenants and agrees that during the Commitment Period it shall not be permitted to acquire additional shares of Common Stock or other securities of the Company nor shall it be able to sell shares of Common Stock other than those acquired pursuant to this Agreement.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of August 26, 2004.

                               COMPANY:
                                           CAPITAL SOLUTIONS I, INC.

                                           By:      /s/ Christopher Astrom
                                           Name:    Christopher Astrom
                                           Title:   Chief Executive Officer


                               INVESTOR:
                                           CORNELL CAPITAL PARTNERS, LP

                                           By:      Yorkville Advisors, LLC
                                           Its:     General Partner

                                           By:      /s/ Mark Angelo
                                           Name:    Mark Angelo
                                           Title:   Portfolio Manager

                                    EXHIBIT A
                                    ---------
                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE
                      -------------------------------------
                            CAPITAL SOLUTIONS I, INC.
                            -------------------------


         The undersigned, _______________________ hereby certifies, with respect to the sale of shares of Common Stock of Capital Solutions I, Inc., (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

         1. The undersigned is the duly elected President of the Company.

         2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

         3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

         4. The Advance requested is _____________________.

         The undersigned has executed this Certificate this ____ day of _______.

                                                   CAPITAL SOLUTIONS I, INC.


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                 SCHEDULE 2.6(B)
                                 ---------------
                            CAPITAL SOLUTIONS I, INC.
                            -------------------------

         The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated ________________ between Capital Solutions I, Inc. (the "Company"), and Cornell Capital Partners, LP, (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly, without five (5) business days prior written notice to the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

         In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2004

                                    Signature


                                    --------------------------------------------
                                    Address:
                                            ------------------------------------
                                    City, State, Zip Code:
                                                          ----------------------


                                    --------------------------------------------
                                    Print Social Security Number
                                    or Taxpayer I.D. Number